UNITED STATES
                  SECURITIES AND EXCHANGE COMMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 17, 2001


                   Spiegel Credit Corporation III
                        Spiegel Master Trust

   (Exact name of co-registrants as specified in their charter)


  Delaware                 333-39062 and      36-3976025
                           333-39062-01

 (State of incorporation  (Commission file   (I.R.S. Employer
  of Spiegel Credit        numbers)           Indentification No.
  Corporation III)                            of Spiegel Credit
                                              Corporation III)


   400 West 9th Street, Suite 101B,
   Wilmington, DE                              19801
  (Address of principal executive offices
   of Spiegel Credit Corporation III)         (Zip Code)


                            (302) 429-7609
(Spiegel Credit Corporation III telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)



----------------------------------------------------------------------------


Item 5. Other events

On September 17, 2001, Spiegel Credit Card Master Note Trust made available the Monthly Noteholders' Statement for the monthly period beginning August 1, 2001 and ending August 31, 2001, which is attached as Exhibit 20.1 hereto.



Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit 20.1          Monthly Noteholders' Statement



----------------------------------------------------------------------------


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  SPIEGEL CREDIT CORPORATION III
                                  (Co-Registrant)

Dated: September 17, 2001         By:    /s/ John R. Steele
                                  Name:  John R. Steele
                                  Title: Treasurer and Director


                                  SPIEGEL MASTER TRUST
                                  (Co-Registrant)

                                  By:    Spiegel Credit Corporation III,
                                  as originator of Spiegel Master Trust

Dated: September 17, 2001         By:    /s/ John R. Steele
                                  Name:  John R. Steele
                                  Title: Treasurer and Director


----------------------------------------------------------------------------



EXHIBIT INDEX

Exhibit No.
20.1    Monthly Noteholders' Statement



----------------------------------------------------------------------------